EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IRIDEX Corporation (the "Company") on Form 10-Q for the quarter ending Octrober 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Theodore A. Boutacoff, Chief Executive Officer, and Larry Tannenbaum, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2004


                                   By: /s/ THEODORE A. BOUTACOFF
                                   --------------------------------------------
                                   Name: Theodore A. Boutacoff
                                   Title: President and Chief Executive Officer
                                   (Principal Executive Officer)

Date: November 16, 2004

                                   By: /s/ LARRY TANNENBAUM
                                   --------------------------------------------
                                   Name: Larry Tannenbaum
                                   Title: Chief Financial Officer and Vice
                                          President, Administration
                                   (Principal Financial and Accounting Officer)


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